UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

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ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC
c/o Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York  10022

March 11, 2013

Dear Member:

You are cordially invited to attend a special meeting (the “Meeting”) of members (the “Members”) of Rochdale Core Alternative Strategies Fund TEI LLC, a Delaware limited liability company (the “Fund”), to be held on March 25, 2013, at 10:00 a.m., New York time, at the offices of Rochdale Investment Management LLC (the “Manager”), 570 Lexington Avenue, New York, New York  10022, to consider and vote on the following proposals: (i) to change the Fund’s classification from a “diversified” fund to a “non-diversified” fund (the “Reclassification”), as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and (ii) to approve a new sub-investment advisory agreement (the “New Agreement”) between the Manager and the sub-adviser, PineBridge Investments, LLC (the “Sub-Adviser”), that is substantially identical to the current sub-investment advisory agreement except for the Preferred Return used in the calculation of the incentive fee payable to the Sub-Adviser, and with respect to the division of the investment management fee  between the Manager and the Sub-Adviser.  As more fully described herein, the “Preferred Return” is the return which an investor’s investment in the Fund must generate for an applicable period before the Sub-Adviser is paid an incentive fee with respect to such investor’s investment for the relevant period.

The Fund is a Delaware limited liability company registered under the 1940 Act, as a closed-end management investment company. The Fund invests substantially all of its investable assets in Rochdale Core Alternative Strategies Fund (Cayman) LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the Fund. The Offshore Fund in turn invests substantially all of its investable assets in Rochdale Core Alternative Strategies Master Fund, LLC, a Delaware limited liability company, (the “Master Fund”), a registered investment company with the same investment objective as the Offshore Fund and the Fund. The Offshore Fund serves solely as an intermediate entity through which the Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets.  The Fund and the Master Fund operate as what is typically known as a “fund-of-hedge-funds,” though the Master Fund may also invest in other private investment funds and separate accounts in addition to hedge funds.

At the time of the Fund’s initial registration under the 1940 Act, the Fund was classified as non-diversified.  However, the Fund has operated as a diversified fund. Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from diversified to non-diversified and, as a result, is presently classified as diversified under applicable Securities and Exchange Commission rules.

As a diversified fund, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities of any one issuer limited to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If shareholders approve the Reclassification, the Fund will not be not subject to these requirements.

Because the Fund expects that it may invest through the Master Fund in a smaller number of issuers as a non-diversified fund than it does currently, changes in the market value of a single issuer or group of issuers may have a greater impact on the net asset value of the Fund and the Fund’s net asset value may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund’s investments consisted of securities issued by a larger number of issuers.

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Under the current sub-advisory investment agreement between the Manager and the Sub-Adviser (the “Existing Agreement”), at the end of each Incentive Period (as defined below), the Fund will pay the Manager an incentive fee equal to 10% of each Member’s net profits in excess of (i) such Member’s loss carryforward amount and (ii) the Preferred Return for such Incentive Period.   Under the Existing Agreement, the “Existing Preferred Return” is a non-cumulative, annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year (the “Existing Benchmark”) plus an additional return of 2%.  If the New Agreement is approved, the rate of the incentive fee will remain unchanged, but the Existing Benchmark will be changed to the annual weighted average returns of a composite benchmark consisting of (i) 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and (ii) 50% of the Credit Suisse Institutional Leveraged Loan Index (the “New Benchmark”), and the Preferred Return will be changed to equal the New Benchmark without an additional return of 2% (the “New Preferred Return”).

Under both the Existing Agreement and the New Agreement, an “Incentive Period” with respect to a member shall mean, in the case of the first Incentive Period, the period beginning on the date in which the member’s capital account was opened and ending on the last day of the calendar year, and in the case of subsequent Incentive Periods, each calendar year; provided, further that in the case of a repurchase of a unit (or portion thereof) on a repurchase date, the final Incentive Period for such unit (or portion thereof) shall end on such repurchase date; and provided further that in the event that Fund is terminated, the final Incentive Period for all units shall end on the date of such termination.

Other than the changes in the benchmark and the Preferred Return, the calculation of the incentive fee under the New Agreement will be the same as currently under the Existing Agreement.  As is the case under the Existing Agreement, the Manager will continue to pay to the Sub-Adviser 100% of the incentive fee under the New Agreement.  The Manager, the Sub-Adviser and the Fund’s board of directors (the “Directors”) believe that the New Benchmark will be more appropriate as the Fund’s investment strategy is being modified to focus primarily on high-yield income investments.

Under the Existing Agreement, the Fund pays the Manager an investment management fee at an annual rate equal to 1.25% of the Fund's month-end net assets, including assets attributable to the Manager (or its affiliates). The investment management fee accrues monthly and will be payable at the end of each quarter. The investment management fee is paid to the Manager out of the Fund's assets.  Under the Existing Agreement, the Manager pays 60% of the investment management fee to the Sub-Adviser and 40% is retained by the Manager.  Under the New Agreement, if the New Agreement is approved, the investment management fee will remain the same, including the rate of the investment management fee and the timing of accrual and payment of the investment management fee, except that only 40% of the investment management fee will be paid to the Sub-Adviser and 60% will be retained by the Manager.  The Manager will benefit from this change in the New Agreement, but there will be no effect on the Fund or its members.
SUMMARY OF PROPOSED CHANGES TO SUB-ADVISORY AGREEMENT

	EXISTING AGREEMENT	NEW AGREEMENT
Preferred Return
Annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year, plus an additional return of 2%.

For example, the Existing Preferred Return for the Fund’s annual performance period from January 1, 2011 through December 31, 2011 was 3.02%.*

Annual weighted average returns of a composite benchmark consisting of (i) 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and (ii) 50% of the Credit Suisse Institutional Leveraged Loan Index.

For example, the New Preferred Return for the Fund’s annual performance period from January 1, 2011 through December 31, 2011 would have been 1.57%.*

Investment Management Fee	60% to the Sub-Adviser 40% to the Manager	40% to the Sub-Adviser 60% to the Manager

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* The Preferred Returns reflected above are examples of the Preferred Returns that would have been applicable to an investor that had an investment in the Fund over the entire period.  The Preferred Return applicable to any specific investor may have been different depending on the timing of such investor’s contribution to and tenders from the Fund.

The Directors recommend that you vote “FOR” the approval of the Reclassification and the approval of the New Agreement. However, before you vote, please read the full text of the proxy statement for an explanation of the proposals.

Whether or not you plan to attend the Meeting, your vote is needed. Even if you plan to attend the Meeting, please promptly follow the instructions on the enclosed proxy card to submit voting instructions by signing and dating the enclosed proxy card and returning it in the accompanying postage paid return envelope, by facsimile, or as a scanned email attachment.  Any proxy card that is executed but the manner of voting is not otherwise specified will be voted “FOR” the proposals.  Please complete the enclosed proxy card carefully to ensure that your desired voting instructions will be carried out.

Please call the Manager at (800) 245-9888 if you have any questions or need assistance in voting your interests.

We look forward to receiving your proxy so your interests may be voted at the Meeting or seeing you at the Meeting.

Sincerely yours,
/s/ Garrett R. D’Alessandro Garrett R. D’Alessandro President

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IMPORTANT INFORMATION FOR FUND MEMBERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matter to be voted on.

QUESTIONS AND ANSWERS

Q:	WHAT AM I BEING ASKED TO VOTE ON?

A:
You are being asked to consider and vote on (i) a proposal  to change the Fund’s classification from a “diversified” fund to a “non-diversified” fund (the “Reclassification”), as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and (ii) a proposal to approve a new sub-investment advisory agreement (the “New Agreement”) between Rochdale Investment Management LLC (the “Manager”) and PineBridge Investments, LLC (the “Sub-Adviser”) that is substantially identical to the current sub-investment advisory agreement except for the Preferred Return used in the calculation of the incentive fee payable to the Sub-Adviser, and with respect to the division of the investment management fee  between the Manager and the Sub-Adviser.  The “Preferred Return” is the return which an investor’s investment in the Fund must generate for an applicable period before the Sub-Adviser is paid an incentive fee with respect to such investor’s investment for the relevant period.

Q:	WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A:
You are being asked to vote on the Reclassification and the Modifications because Section 13(a)(1) of the 1940 Act provides that member approval is required for a fund to change its classification from diversified to non-diversified. At the time of the Fund’s initial registration under the 1940 Act, the Fund was classified as non-diversified.  However, the Fund has operated as a diversified fund and, as a result, is presently classified as diversified under applicable Securities and Exchange Commission rules.  The 1940 Act also requires member approval of the New Agreement.

The Fund is a Delaware limited liability company registered under the 1940 Act, as a closed-end management investment company. The Fund invests substantially all of its investable assets in Rochdale Core Alternative Strategies Fund (Cayman) LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the Fund. The Offshore Fund in turn invests substantially all of its investable assets in Rochdale Core Alternative Strategies Master Fund, LLC, a Delaware limited liability company, (the “Master Fund”), a registered investment company with the same investment objective as the Offshore Fund and the Fund.  The Fund and the Master Fund operate as what is typically known as a “fund-of-hedge-funds,” though the Master Fund may also invest in other private investment funds and separate accounts in addition to hedge funds.

Q:	HOW WILL THE RECLASSIFICATION AFFECT ME AS A MEMBER OF THE FUND?

A:
As a diversified fund, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities of any one issuer limited to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If shareholders approve the Reclassification, the Fund will not be not subject to these requirements.  Because the Fund is expected to invest through the Master Fund  in a smaller number of issuers as a non-diversified fund than it does currently, changes in the market value of a single issuer or group of issuers may have a greater impact on the net asset value of the Fund and the Fund’s net asset value may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund’s investments through the Master Fund consisted of securities issued by a larger number of issuers.

Q:	HOW WILL THE NEW SUB-ADVISORY AGREEMENT AFFECT ME AS A MEMBER OF THE FUND?

A:
Under the current sub-advisory investment agreement between the Manager and the Sub-Adviser (the “Existing Agreement”), at the end of each Incentive Period (as defined below), the Fund will pay the Manager an incentive fee equal to 10% of each Member’s net profits in excess of (i) such Member’s loss carryforward amount  and (ii) the Preferred Return for such Incentive Period.  Under the Existing Agreement, the “Existing Preferred Return” is a non-cumulative, annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year (the “Existing Benchmark”) plus an additional return of 2%.  If the New Agreement is approved, the rate of the incentive fee will remain unchanged, but the Existing Benchmark will be changed to the annual weighted average returns of a composite benchmark consisting of (i) 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and (ii) 50% of the Credit Suisse Institutional Leveraged Loan Index (the “New Benchmark”) and the Preferred Return will be changed to equal the New Benchmark without an additional return of 2% (the “New Preferred Return”).  Other than the changes in the benchmark and the Preferred Return, the calculation of the incentive fee under the New Agreement will be the same as currently under the Existing Agreement.  Under the New Agreement, the incentive fee that you will pay may be higher or lower than the incentive fee that would be payable under the Existing Agreement.

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Under both the Existing Agreement and the New Agreement, an “Incentive Period” with respect to a member shall mean, in the case of the first Incentive Period, the period beginning on the date in which the member’s capital account was opened and ending on the last day of the calendar year, and in the case of subsequent Incentive Periods, each calendar year; provided, further that in the case of a repurchase of a unit (or portion thereof) on a repurchase date, the final Incentive Period for such unit (or portion thereof) shall end on such repurchase date; and provided further that in the event that Fund is terminated, the final Incentive Period for all units shall end on the date of such termination.

Under the Existing Agreement, the Fund pays the Manager an investment management fee at an annual rate equal to 1.25% of the Fund's month-end net assets, including assets attributable to the Manager (or its affiliates). The investment management fee accrues monthly and will be payable at the end of each quarter. The investment management fee is paid to the Manager out of the Fund's assets.  Under the Existing Agreement, the Manager pays 60% of the investment management fee to the Sub-Adviser and 40% is retained by the Manager.  Under the New Agreement, if the New Agreement is approved, the investment management fee will remain the same, including the rate of the investment management fee and the timing of accrual and payment of the investment management fee, except that only 40% of the investment management fee will be paid to the Sub-Adviser and 60% will be retained by the Manager.  The Manager will benefit from this change in the New Agreement, but there will be no effect on the Fund or its members.
SUMMARY OF PROPOSED CHANGES TO SUB-ADVISORY AGREEMENT

	EXISTING AGREEMENT	NEW AGREEMENT
Preferred Return
Annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year, plus an additional return of 2%.

For example, the Existing Preferred Return for the Fund’s annual performance period from January 1, 2011 through December 31, 2011 was 3.02%.*

Annual weighted average returns of a composite benchmark consisting of (i) 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and (ii) 50% of the Credit Suisse Institutional Leveraged Loan Index.

For example, the New Preferred Return for the Fund’s annual performance period from January 1, 2011 through December 31, 2011 would have been 1.57%.*

Investment Management Fee	60% to the Sub-Adviser 40% to the Manager	40% to the Sub-Adviser 60% to the Manager

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* The Preferred Returns reflected above are examples of the Preferred Returns that would have been applicable to an investor that had an investment in the Fund over the entire period.  The Preferred Return applicable to any specific investor may have been different depending on the timing of such investor’s contribution to and tenders from the Fund.

Q:	WHAT IS THE “PREFERRED RETURN” AND HOW DOES THAT AFFECT THE CALCULATION OF THE SUB-ADVISER’S INCENTIVE FEE?

A:
The Preferred Return is the return which an investor’s investment in the Fund must generate for an applicable period before the Sub-Adviser is paid an incentive fee with respect to such investor’s investment for the relevant period.  The Preferred Return is based on the return of a benchmark.  Under both the Existing Agreement and the New Agreement the Sub-Adviser is entitled to an incentive fee at a rate equal to 10% of each Member’s net profits, but only to the extent of the gains that are in excess of (i) such Member’s loss carryforward amount and (ii) the Preferred Return for such Incentive Period.  Under this structure, the Sub-Adviser will earn an incentive fee only if the Fund outperforms the applicable benchmark, so that the Sub-Adviser will not earn an incentive fee with respect to Fund’s gains that merely match or are less than the applicable benchmark.  The Sub-Adviser also receives a portion of the investment management fee which is based on the Fund’s net assets, regardless of performance.

Q:	WHY IS THE PREFERRED RETURN CHANGING?

A:	The Preferred Return is changing because the Fund’s investment strategy is being modified.

Currently, the Fund’s strategy is to seek long-term growth of principal across varying market conditions with low volatility.  For this purpose, “low volatility” means the past monthly net asset value fluctuations of the Fund’s units are less than the rolling 10-year annualized standard deviation of the monthly ups and downs of the Standard & Poor’s 500-stock index.  Under this strategy, the Fund attempts to achieve its objective by investing through the Master Fund in a variety of private investment funds and separate accounts that employ an “absolute return” strategy.  “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets.  An absolute return strategy generally seeks to generate a positive return irrespective of market conditions.

The Fund’s modified strategy will be to attempt to generate income from investing through the Master Fund directly or indirectly in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities.  For this purpose, “lower credit quality” means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with the than investment grade fixed income securities.  Investments in below investment-grade corporate bonds, also known as “junk” bonds, should be considered speculative.  In pursuing this strategy the Master Fund is expected to invest, directly or indirectly through variety of private investment funds and separate accounts, in investments with correlation to the high yield credit and mortgage markets.

Because of this change, the Manager, the Sub-Adviser and the Fund’s board of directors (the “Directors”) believe that the Existing Benchmark (and the Existing Preferred Return) is no longer appropriate and that the New Benchmark will be a more appropriate measure of the Fund’s performance.

Q:	WHAT IS THE DIFFERENCE IN THE BENCHMARK UNDER THE EXISTING BENCHMARK AND THE NEW BENCHMARK?

A:
The Existing Benchmark is the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System.  This benchmark generally exhibits relatively low volatility, and was appropriate for the Fund’s original investment strategy.

The New Benchmark is based on a composite/blended return of two different indices.  The composite/blended return will be calculated as a weighted average of the two indices, with each index having equal weight of 50%.  The periods over which the New Benchmark will be measured will not change from the periods over which the Existing Benchmark is currently being measured.  The two indices on which the New Benchmark will be based are (i) the Barclays Capital U.S. Corporate High Yield Index (Total Return) (the “Barclays Index”) and (ii) the Credit Suisse Institutional Leveraged Loan Index (the “Credit Suisse Index”).  The Barclays Index and the Credit Suisse Index reflect the performance and risk/reward in the widely syndicated high yield and leverage loan markets.  These two indices are managed, priced monthly and widely quoted.  These indices also represent the risk premium offered for credit risk over and above investing in the broad investment grade credit index.  Under the Fund’s modified investment strategy, the Master Fund expects to have an “opportunistic credit portfolio” and follow a mandate to take higher income risk in credit markets that includes high yield, leverage loans and other high income generating assets like structured credit.  Over half of the Master Fund’s underlying assets are expected to be in bank loans and high yield bonds.  As such the Directors, the Manager and the Sub-Adviser believe that this composite index of 50% of the Barclays Index and 50% of the Credit Suisse Index is an appropriate index to measure value added by the Sub-Adviser.  The Directors, the Manager and the Sub-Adviser believe that it would not be appropriate to measure the Fund’s performance using other indices such as treasury, an investment grade bond index or the S&P 500 Index.

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Q:	WILL THE CHANGE IN THE BENCHMARK INCENTIVIZE THE SUB-ADVISER TO TAKE MORE RISKY POSITIONS FOR THE FUND?

A:
Because the incentive fee is based on the performance of the Fund, the Sub-Adviser has an incentive to investment in more risky investments than if the Sub-Adviser received only asset-based compensation.  Such risk is applicable with respect to the use of both the Existing Benchmark and the New Benchmark.  It is possible that the New Benchmark may increase the Sub-Adviser’s incentive to invest in riskier positions, however it is expected that the Sub-Adviser’s selection of such riskier positions will originate primarily from change in the Fund’s investment strategy more so than from the change in the benchmark.

Q:	WILL MEMBERS PAY HIGHER INCENTIVE FEES UNDER THE NEW AGREEMENT BECAUSE OF THE NEW BENCHMARK?

A:
The incentive fees paid by members under the New Benchmark may be higher or lower than the fees paid under the Existing Benchmark.  The rate at which the incentive fee is calculated is not changing, however, the determination of the incentive fees is based on two variables, (i) the performance of the Fund and (ii) the performance of the applicable benchmark.  It is therefore difficult to conclude how the incentive fee will ultimately be affected by the change in the benchmark.

If the New Agreement (and the New Benchmark) were in effect during the Fund’s fiscal year ended March 31, 2012, then the total incentive fees paid to the Sub-Adviser with respect to the Master Fund’s performance in 2011would have been $1,410.54, as opposed to the actual incentive fee of $1,120.15 for this period.  However, the foregoing incentive fee calculations are based on the Master Fund’s actual performance for its fiscal year ended March 31, 2012 and the Master Fund’s portfolio composition under the Fund’s current strategy.  Since the Fund’s strategy is being modified, the Master Fund’s portfolio composition going forward (on which the future incentive fees under the New Agreement will be based) will be significantly different than the Master Fund’s portfolio during its fiscal year ended March 31, 2012.  Had the Master Fund have a portfolio composition during its fiscal year ended March 31, 2012, comparable to its expected portfolio going forward, then the incentive fee that would have been paid to the Sub-Adviser during that time if the New Agreement was in effect may have differed (positively or negatively) from the amount reflected above.  Members are advised to consider and compare how the Existing Preferred Return under the Existing Agreement and the New Preferred Return under the New Agreement differ, since these figures do not depend on the composition of the Fund’s portfolio.  See the summary of proposed changes in the table above.

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Q:	HOW WILL THE USE OF THE NEW BENCHMARK AFFECT THE CALCULATION OF THE INCENTIVE FEE DURING THE TRANSITION PERIOD DURING WHICH THE FUND’S MODIFIED INVESTMENT STRATEGY IS IMPLEMENTED?

A:
The New Benchmark will not be used to calculate the incentive fee until the Fund and the Master Fund commence trading under the Fund’s modified investment strategy.  The Sub-Adviser has agreed to waive any incentive fee relating to the Fund’s performance from January 1, 2013, through the commencement of trading under the Fund’s modified investment strategy.  Any incentive fee with respect to calendar year 2013 will be based solely on the Fund’s performance from the commencement of trading under the Fund’s modified investment strategy through December 31, 2013, and the New Benchmark will be pro-rated based on the same period.  Any member that has a “Loss Carryforward Amount” (as defined below) for periods before the implementation of the Fund’s modified investment strategy and the New Benchmark will maintain such Loss Carryforward Amount after the implementation of the Fund’s modified investment strategy, so that the Fund’s performance under its modified investment strategy will have to reduce such member’s Loss Carryforward Amount before the Sub-Adviser will receive an incentive fee from such member.

The “Loss Carryforward Amount” for a member commences at zero and is increased by the net losses allocated to such member’s capital account or is reduced (but not below zero) by the net profits allocated to such member’s capital account.  A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the member’s capital account.  The Loss Carryforward Amount is intended to prevent the payment of an incentive fee with respect to gains that merely make-up prior losses.

Q:	WHO WILL BEAR THE COSTS OF PREPARING, ASSEMBLING AND MAILING MATERIAL IN CONNECTION WITH THE SOLICITATION OF PROXIES?

A:
The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Fund. The Manager, the officers, and the Fund’s administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, email or personal interview, but will not receive any additional compensation in exchange for providing such assistance.

Q:	CAN I REVOKE MY PROXY INSTRUCTIONS AFTER I DELIVER THEM TO THE FUND? IF SO, HOW CAN I REVOKE MY PROXY?

A:
Yes.  Each member who has given a proxy may revoke it at any time prior to its exercise at the meeting by delivering to the Fund a written revocation or a duly executed proxy bearing a later date or by notifying the Fund in writing at any time before his or her proxy is voted that he or she will be present at the meeting and wishes to vote in person.  Such notices may be submitted by mail, facsimile or email.  Being present at the Meeting alone does not revoke a previously executed and returned proxy.

Q:	WHAT HAPPENS IF MEMBERS DO NOT APPROVE THE RECLASSIFICATION?

A:
In the event the Reclassification is not approved by the Fund’s members, the Fund will continue to operate as a diversified fund.  However, the Sub-Adviser and the Manager may have difficulty implementing the Fund’s investment strategy if the Fund has to continue to operate as a diversified fund.

Q:	WHAT HAPPENS IF MEMBERS DO NOT APPROVE THE NEW SUB-ADVISORY AGREEMENT?

A:
In the event the New Agreement is not approved by the Fund’s members, the Existing Agreement will remain in effect and the benchmark and Preferred Return will not be changed (and therefore the incentive fee will be calculated in the same manner as under the current agreement even though the Existing Benchmark may not be relevant to the Fund’s modified investment strategy which is expected to focus more on high yield income investments).

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Q:	WHAT HAPPENS IF MEMBERS APPROVE ONLY ONE PROPOSAL, BUT NOT BOTH PROPOSALS?

A:	In the event that only one of the proposals is approved by the Fund’s members, the Fund will implement the approved proposal, and the other proposal will not be implemented as described above.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	The Board recommends that members vote “FOR” each of the approval of the Reclassification, Modifications and Name Change and the approval of the New Agreement.

Q:	HOW DO I VOTE/WHO SHOULD I CALL IF I HAVE QUESTIONS?

A:	You may vote by using one of the following options:

•	By mail: Mark, sign and date the enclosed proxy card and return it in the enclosed postage paid envelope;

•	By facsimile: Mark, sign and date the enclosed proxy card and return it by facsimile to (212) 702-3535. Do not mail the paper proxy card;

•	By email: Mark, sign and date the enclosed proxy card and return it as a scanned email attachment to Rochdale@rochdale.com. Do not mail the paper proxy card; or

•	In person: You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Please call Rochdale Investment Management LLC, the Fund’s investment manager, at (800) 245-9888if you have any questions or need assistance in voting your interests.

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ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

NOTICE OF SPECIAL MEETING OF MEMBERS

March 11, 2013

To the Members of Rochdale Core Alternative Strategies Fund TEI LLC:

A special meeting (the “Meeting”) of members of Rochdale Core Alternative Strategies Fund TEI LLC (the “Fund”) will be held on March 25, 2013, at 10:00 a.m., New York time, at the offices of Rochdale Investment Management LLC (the “Manager”), 570 Lexington Avenue, New York, New York 10022, to consider and vote on the proposal as more fully described in the accompanying proxy statement.

The Meeting will be held for the following purposes:

1.
To approve changing the classification of the Fund from a “diversified” fund to a “non-diversified” fund (the “Reclassification”) as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

2.
To approve a new sub-investment advisory agreement (the “New Agreement”) between the Manager and PineBridge Investments, LLC (the “Sub-Adviser”) that is substantially identical to the current sub-investment advisory agreement except for the preferred return used in the calculation of the incentive fee payable to the Sub-Adviser, and with respect to the division of the investment management fee between the Manager and the Sub-Adviser.  The “preferred return” is the return which an investor’s investment in the Fund must generate for an applicable period before the Sub-Adviser is paid an incentive fee with respect to such investor’s investment for the relevant period.

The Board of Directors of the Fund recommends that you vote “FOR” these proposals.

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each member is invited to attend the Meeting in person.  Members of record at the close of business on January 31, 2013, have the right to vote at the Meeting and at any adjournments or postponements thereof.

Even if you plan to attend the Meeting, we urge you to complete, sign and promptly return the enclosed proxy card so that the Meeting may be held and a maximum number of interests may be voted.

The Fund will furnish, without charge, copies of the Fund’s most recent annual report and semi-annual report to members upon request.  Please call (800) 245-9888 to request copies of these reports. Copies can also be obtained by visiting the Securities and Exchange Commission’s website at www.sec.gov.** [Missing Graphic Reference]

**
Certain other documents relating to the Fund (e.g. the Fund’s Annual Report and Semi-Annual Report) are referenced several times in the proxy statement as textual references only. The information in such other documents is not incorporated by reference into this proxy statement.

Please call the Manager at (800) 245-9888 if you have any questions or need assistance in voting your interests.

By Order of the Board of Directors of Rochdale Core Alternative Strategies Fund TEI LLC
/s/ Garrett R. D’Alessandro Garrett R. D’Alessandro President

WE NEED YOUR PROXY VOTE IMMEDIATELY

You may think your vote is not important, but it is vital.  By law, the Meeting must be adjourned without conducting any business if less than a majority of the interests eligible to vote are represented at the Meeting. In that event, the Fund would continue to solicit votes in an attempt to achieve a quorum. Your vote could be critical in allowing the Fund to hold the Meeting as scheduled, so please vote your proxy immediately.  If the Fund cannot achieve a quorum of Members on the meeting date of March 25, 2013, then the Fund may incur additional costs in connection with the adjournment of the Meeting.

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

c/o Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York  10022

PROXY STATEMENT

SPECIAL MEETING OF MEMBERS

To Be Held On March 25, 2013

This proxy statement (this “Proxy Statement”) and enclosed form of proxy card are being furnished to members in connection with the solicitation of proxies by the Board of Directors (together with the Board of Directors of the Master Fund (as defined below), the “Board of Directors” or the “Board,” the members of which are referred to as “Directors”) of Rochdale Core Alternative Strategies Fund TEI LLC (the “Fund”), a Delaware limited liability company and closed end investment company registered under the Investment Company Act of 1940 (the “1940 Act”). A special meeting (the “Meeting”) of members will be held at the offices of Rochdale Investment Management LLC (the “Manager”), 570 Lexington Avenue, New York, New York 10022 on March 25, 2013, at 10:00 a.m., New York time.  This Proxy Statement and the accompanying form of proxy, are first being mailed to members on or about March  11, 2013.

It is expected that the solicitation of proxies will be primarily by mail, facsimile and email.  The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Fund.  The Manager, the officers, and the Fund’s administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, email or personal interview, but will not receive any additional compensation in exchange for providing such assistance.  Any member giving a proxy may revoke it at any time prior to its exercise by delivering to the Fund a written revocation or a duly executed proxy bearing a later date or by notifying the Fund at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person. Being present at the Meeting alone does not revoke a previously executed and returned proxy.

The following summarizes the proposals to be voted on at the Meeting.

Proposals

1.
To approve changing the classification of the Fund from a “diversified” fund to a “non-diversified” fund (the “Reclassification”) as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

2.
To approve a new sub-investment advisory agreement (the “New Agreement”) between the Manager and PineBridge Investments, LLC (the “Sub-Adviser”) that is substantially identical to the current sub-investment advisory agreement except for the Preferred Return used in the calculation of the incentive fee payable to the Sub-Adviser, and with respect to the division of the investment management fee between the Manager and the Sub-Adviser.  As more fully described herein, the “Preferred Return” is the return which an investor’s investment in the Fund must generate for an applicable period before the Sub-Adviser is paid an incentive fee with respect to such investor’s investment for the relevant period.

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

A proxy card is enclosed with respect to the interests you own in the Fund. If the proxy card is executed and returned properly, the interests represented by it will be voted at the Meeting in accordance with your instructions.  Members of record at the close of business on January 31, 2013 (the “Record Date”) have the right to vote at the Meeting.  Each member’s vote shall be based on such member’s percentage ownership in the Fund. Members are requested to complete the enclosed proxy card and return it in the enclosed postage paid return envelope, by facsimile, or as a scanned email attachment.  No postage is required if mailed in the United States.

If you need directions to attend the Meeting and wish to vote in person, please call Rochdale Investment Management LLC at (800) 245-9888.

If a quorum is not present at the Meeting, the chairman of the Meeting will adjourn the Meeting to permit further solicitation of proxies.

The Fund’s Board of Directors Unanimously Recommends a Vote “FOR” each Proposal Described in this Proxy Statement.

In the event that only one of the proposals is approved by the Fund’s members, the Fund will implement the approved proposal, and the other proposal will not be implemented.

PROPOSAL 1

The Fund is a Delaware limited liability company registered under the 1940 Act, as a closed-end management investment company. The Fund invests substantially all of its investable assets in Rochdale Core Alternative Strategies Fund (Cayman) LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the Fund. The Offshore Fund in turn invests substantially all of its investable assets in Rochdale Core Alternative Strategies Master Fund, LLC, a Delaware limited liability company, (the “Master Fund”), a registered investment company with the same investment objective as the Offshore Fund and the Fund.  The Fund and the Master Fund operate as what is typically known as a “fund-of-hedge-funds,” though the Master Fund may also invest in other private investment funds and separate accounts in addition to hedge funds.

At the time of the Fund’s initial registration under the 1940 Act, the Fund was classified as non-diversified.  However, the Fund has operated as a diversified fund. Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from diversified to non-diversified and, as a result, is presently classified as diversified under applicable Securities and Exchange Commission rules.

As a diversified fund, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities of any one issuer limited to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If shareholders approve the Reclassification, the Fund will not be not subject to these requirements.  It will be expected that the private investment funds and accounts in which the Master Fund will invest will provide exposure to a concentrated set of non-diversified strategies (i.e., 50% or more of the Master Fund’s portfolio may be directly or indirectly exposed to the same or similar strategies).  The Directors believe that the approval of the Reclassification is in the best interests of the Fund and its members.

Because the Fund expects that it may invest through the Master Fund in a smaller number of issuers as a non-diversified fund than it does currently, changes in the market value of a single issuer or group of issuers may have a greater impact on the net asset value of the Fund and the Fund’s net asset value may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund’s investments consisted of securities issued by a larger number of issuers.

PROPOSAL 2

Under the current sub-advisory investment agreement between the Manager and the Sub-Adviser (the “Existing Agreement”), at the end of each Incentive Period (as defined below), the Fund will pay the Manager an incentive fee equal to 10% of each member’s net profits in excess of (i) such member’s Loss Carryforward Amount (as defined below) and (ii) the Preferred Return for such Incentive Period.  The “Preferred Return” is the return which an investor’s investment in the Fund must generate for an applicable Incentive Period before the Sub-Adviser is paid an incentive fee with respect to such investor’s investment for the relevant Incentive Period.  Under the Existing Agreement, the “Existing Preferred Return” is a non-cumulative, annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year (the “Existing Benchmark”) plus an additional return of 2%.  If the New Agreement is approved, the rate of the incentive fee will remain unchanged, but the Existing Benchmark will be changed to the annual weighted average returns of a composite benchmark consisting of (i) 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and (ii) 50% of the Credit Suisse Institutional Leveraged Loan Index (the “New Benchmark”), and the Preferred Return will be changed to equal the New Benchmark without an additional return of 2% (the “New Preferred Return”).

Under both the Existing Agreement and the New Agreement, an “Incentive Period” with respect to a member shall mean, in the case of the first Incentive Period, the period beginning on the date in which the member’s capital account was opened and ending on the last day of the calendar year, and in the case of subsequent Incentive Periods, each calendar year; provided, further that in the case of a repurchase of a unit (or portion thereof) on a repurchase date, the final Incentive Period for such unit (or portion thereof) shall end on such repurchase date; and provided further that in the event that Fund is terminated, the final Incentive Period for all units shall end on the date of such termination.

The New Benchmark and New Preferred Return are being proposed because the Fund’s investment strategy is being modified.  Currently, the Fund’s strategy is to seek long-term growth of principal across varying market conditions with low volatility.  For this purpose, “low volatility” means the past monthly net asset value fluctuations of the Fund’s units are less than the rolling 10-year annualized standard deviation of the monthly ups and downs of the Standard & Poor’s 500-stock index.  Under this strategy, the Fund attempts to achieve its objective by investing through the Master Fund in a variety of private investment funds and separate accounts that employ an “absolute return” strategy.  “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets.  An absolute return strategy generally seeks to generate a positive return irrespective of market conditions.

The Fund’s modified strategy will be to attempt to generate income from investing through the Master Fund directly or indirectly in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities.  For this purpose, “lower credit quality” means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with the than investment grade fixed income securities.  Investments in below investment-grade corporate bonds, also known as “junk” bonds, should be considered speculative.  In pursuing this strategy the Master Fund is expected to invest, directly or indirectly through variety of private investment funds and separate accounts, in investments with correlation to the high yield credit and mortgage markets.  The implementation of the Fund’s modified investment strategy is not expected to have any significant tax consequences on the Fund or its members.

Because of this change, the Manager, the Sub-Adviser and the Fund’s board of directors (the “Directors”) believe that the Existing Benchmark (and the Existing Preferred Return) is no longer appropriate and that the New Benchmark will be a more appropriate measure of the Fund’s performance.

The Existing Benchmark is the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System.  This benchmark generally exhibits relatively low volatility.

The New Benchmark is based on a composite/blended return of two different indices.  The composite/blended return will be calculated as a weighted average of the two indices, with each index having equal weight of 50%.  The periods over which the New Benchmark will be measured will not change from the periods over which the Existing Benchmark is currently being measured.

The two indices on which the New Benchmark will be based are (i) the Barclays Capital U.S. Corporate High Yield Index (Total Return) (the “Barclays Index”) and (ii) the Credit Suisse Institutional Leveraged Loan Index (the “Credit Suisse Index”).  The Barclays Index and the Credit Suisse Index reflect the performance and risk/reward in the widely syndicated high yield and leverage loan markets.  These two indices are managed, priced monthly and widely quoted.  These indices also represent the risk premium offered for credit risk over and above investing in the broad investment grade credit index.  Under the Fund’s modified investment strategy, the Master Fund expects to have an “opportunistic credit portfolio” and follow a mandate to take higher income risk in credit markets that includes high yield, leverage loans and other high income generating assets like structured credit.  Over half of the Fund’s underlying assets are expected to be in bank loans and high yield bonds.  As such the Directors, the Manager and the Sub-Adviser believe that this composite index of 50% of the Barclays Index and 50% of the Credit Suisse Index is an appropriate index to measure value added by the Sub-Adviser.

Other than the changes in the benchmark and the Preferred Return, the calculation of the incentive fee under the New Agreement will be the same as currently under the Existing Agreement.  As is the case under the Existing Agreement, the Manager will continue to pay to the Sub-Adviser 100% of the incentive fee under the New Agreement.  Under both the Existing Agreement and the New Agreement the incentive fee is generally calculated with respect to annual performance periods, however, to the extent that a capital contribution is made after the start of a calendar year or a repurchase of units occurs prior to the end of the calendar year, the Preferred Return will be pro-rated accordingly.

In addition, under both the Existing Agreement and the New Agreement, the incentive fee for an Incentive Period is only payable to the extent that a member’s profits for such Incentive Period exceeds such member’s Loss Carryforward Amount.  The “Loss Carryforward Amount” for a member commences at zero and, for each Incentive Period, is increased by the net losses allocated to such member’s capital account for such Incentive Period or is reduced (but not below zero) by the net profits allocated to such member’s capital account for such Incentive Period.  A member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s capital account.  Any member with a Loss Carryforward Amount at the time the New Agreement goes into effect will maintain such prior Loss Carryforward Amount for the purposes of calculating the incentive fee under the New Agreement until such Loss Carryforward Amount is reduced to zero as described above.

The New Benchmark will not be used to calculate the incentive fee until the Fund and the Master Fund commence trading under the Fund’s modified investment strategy.  The Sub-Adviser has agreed to waive any incentive fee relating to the Fund’s performance from January 1, 2013, through the commencement of trading under the Fund’s modified investment strategy.  Any incentive fee with respect to calendar year 2013 will be based solely on the Fund’s performance from the commencement of trading under the Fund’s modified investment strategy through December 31, 2013, and the New Benchmark will be pro-rated based on the same period.

Under the Existing Agreement, the Fund pays the Manager an investment management fee at an annual rate equal to 1.25% of the Fund's month-end net assets, including assets attributable to the Manager (or its affiliates). The investment management fee accrues monthly and will be payable at the end of each quarter. The investment management fee is paid to the Manager out of the Fund's assets.  Under the Existing Agreement, the Manager pays 60% of the investment management fee to the Sub-Adviser and 40% is retained by the Manager.  Under the New Agreement, if the New Agreement is approved, the investment management fee will remain the same, including the rate of the investment management fee and the timing of accrual and payment of the investment management fee, except that only 40% of the investment management fee will be paid to the Sub-Adviser and 60% will be retained by the Manager.  The Manager will benefit from this change in the New Agreement, but there will be no effect on the Fund or its members.

Both the Existing Agreement and the New Agreement may be terminated by the Manager, by the Master Fund’s Board, by vote of holders of a majority of the outstanding voting securities of the Master Fund, or by the Sub-Adviser.

SUMMARY OF PROPOSED CHANGES TO SUB-ADVISORY AGREEMENT

	EXISTING AGREEMENT	NEW AGREEMENT
Preferred Return
Annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year, plus an additional return of 2%.
For example, the Existing Preferred Return for the Fund’s annual performance period from January 1, 2011 through December 31, 2011 was 3.02%.*

Annual weighted average returns of a composite benchmark consisting of (i) 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and (ii) 50% of the Credit Suisse Institutional Leveraged Loan Index.
For example, the New Preferred Return for the Fund’s annual performance period from January 1, 2011 through December 31, 2011 would have been 1.57%.*

Investment Management Fee	60% to the Sub-Adviser 40% to the Manager	40% to the Sub-Adviser 60% to the Manager
* The Preferred Returns reflected above are examples of the Preferred Returns that would have been applicable to an investor that had an investment in the Fund over the entire period.  The Preferred Return applicable to any specific investor may have been different depending on the timing of such investor’s contribution to and tenders from the Fund.

The New Agreement is included as Exhibit 1 to this proxy statement.

The Existing Agreement is dated as of July 2, 2012.  The Existing Agreement was submitted to a vote of the Fund’s members on June 15, 2012, in connection with the change in control of the Manager prompted by the acquisition of the Manager by City National Bank.  Under the Existing Agreement, the Sub-Adviser received (i) a total of $1,120.15 in incentive fees for the Fund’s fiscal year ended March 31, 2012 with respect to the Master Fund’s performance in 2011, and (ii) a portion of the investment management fees equal to $428,841.65 for the Fund’s fiscal year ended March 31, 2012.  If the New Agreement were in effect during the Fund’s fiscal year ended March 31, 2012, then (i) the total incentive fee paid to the Sub-Adviser with respect to the Master Fund’s performance would have been $1,210.20, and (ii) the portion of the investment management fees paid to the Sub-Adviser would have been $285,894.43.  The foregoing incentive fee calculations are based on the Master Fund’s actual performance for its fiscal year ended March 31, 2012 and the Master Fund’s portfolio composition under the Fund’s current strategy.  Since the Fund’s strategy is being modified, the Master Fund’s portfolio composition going forward (on which the future incentive fees under the New Agreement will be based) will be significantly different than the Master Fund’s portfolio during its fiscal year ended March 31, 2012.  Had the Master Fund have a portfolio composition during its fiscal year ended March 31, 2012, comparable to its expected portfolio going forward, then the incentive fee that would have been paid to the Sub-Adviser during that time if the New Agreement was in effect may have differed (positively or negatively) from the amount reflected above.  Members are advised to consider and compare how the Existing Preferred Return under the Existing Agreement and the New Preferred Return under the New Agreement differ, since these figures do not depend on the composition of the Master Fund’s portfolio.  See the summary of proposed changes in the table above.

The Directors believe that the approval of the New Agreement is in the best interests of the Fund and its members.  The Directors have considered that (1) the terms of the Existing Agreement and New Agreement are substantially similar, other than as set forth above, (2) the duties, obligations and responsibilities of the Sub-Adviser would not be modified or diminished under the New Agreement, (3) the relevance of the New Benchmark to the Fund’s modified investment strategy and (4) how the incentive fee will be calculated with respect to the transition period during which the Fund implements its modified investment strategy and the New Benchmark.  The Directors concluded that in light of modifications to the Fund’s investment strategy, the Existing Benchmark would not be an appropriate measure of the Fund’s performance under the modified investment strategy, and that the New Benchmark will be a better measure of the Fund’s performance and therefore a more appropriate measure in determining the Preferred Return upon which the incentive fee is calculated.  The Directors also concluded that the manner in which the Fund’s modified investment program would be implemented and that the incentive fee would be calculated during such transition period is appropriate as the New Benchmark would only apply on a prospective basis with respect to performance results generated after the implementation of the Fund’s modified investment strategy.  In addition, the Directors concluded that the modification in the manner in which the Manager and Sub-Adviser share the investment management fee will not have any material effect on the Fund or its members as the amount of the investment manager fee to be paid by the Fund and its members will not be affected by this change.

In reaching their decisions, the Directors requested and obtained from the Manager such information they deemed reasonably necessary to evaluate the proposed New Agreement.  In considering the proposed agreement, the Directors evaluated a number of factors and considerations that they believed, in light of their own business judgment, to be relevant.  In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors.

In connection with the approval of the New Agreement, the independent Directors consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the independent Directors’ deliberations.  It was noted that the Manager had responded to a number of questions raised by the independent Directors.  The Directors reviewed the sub-advisory services to be provided by the Sub-Adviser, and that the Manager will remain responsible for the oversight of the Sub-Adviser’s management of the Master Fund's investment portfolio.  The Directors received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Sub-Adviser under the New Agreement. The Directors also considered the experience, capability and financial resources of the Sub-Adviser.  The Directors are not aware of any financial condition of the Sub-Adviser that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the Fund under the New Agreement. Based on the information presented to them, the Directors concluded that the expected nature and quality of the sub-advisory and related services to be provided by the Sub-Adviser supported approval of the New Agreement.

In light of the foregoing, after reviewing this information and such other information as the Board considered necessary to the exercise of their reasonable business judgment, and without identifying any single factor as being determinative, the Directors, including the independent Directors, unanimously approved the New Agreement, subject to member approval.

SERVICE PROVIDERS

The Manager will continue to serve as the investment adviser to the Fund and manage the investment program of the Fund, subject to the ultimate supervision of and subject to any policies established by the Board.  The Manager is a registered investment adviser that provides investment supervisory services to individual clients and investment vehicles.  As of September 30, 2012, the Manager had approximately $5.1 billion of assets under management.  The Manager is located at 570 Lexington Avenue, New York, New York 10022, and its telephone number is (800) 245-988. The Manager is an indirect wholly-owned subsidiary of City National Bank (“City National”).  City National is a wholly-owned subsidiary of City National Corporation (SYM: CYN), a publicly traded financial holding company.

PineBridge Investments LLC, a Delaware limited liability company (the “Sub-Adviser” or “PineBridge”), is the Fund’s sub-adviser.  The Sub-Adviser is a member company of PineBridge Investments.  PineBridge Investments provides investment advice and markets asset management products and services to its clients around the world. It operates as a multi-strategy investment manager in 28 countries with $69.4 billion in assets under management as of September 30, 2012.  PineBridge Investments is a leading asset manager with a globally integrated investment platform comprising on-the-ground investment specialists in asset allocation, equities, fixed income, private equity and hedge funds.  With more than 60 years of experience, PineBridge has a rich heritage managing assets for one of the world’s largest insurance and financial services companies.  As of September 30, 2012, the Sub-Adviser had approximately $3.0 billion invested with advisors utilizing various hedge fund strategies. Over its approximately 30 year history of making and overseeing investments in hedge funds, the Sub-Adviser has developed an investment process that leverages its market knowledge and investment expertise.

PineBridge Investments is a group of companies owned by Pacific Century Group (“PCG”).  PCG is an Asia-based private investment group established in 1993 and has interests in infrastructure, property and other investments mainly in the Asia Pacific region.  PCG has a strong track record of holding and developing assets over the long term, and has a network of well-established connections in Asia.

The Sub-Adviser currently has one director, David T. Jiang.  Mr. Jiang is also the Chief Executive Officer of the Sub-Adviser.  In addition, Mr. Jiang serves as the Chief Executive Officer of PineBridge Investments and is a member of the PineBridge Investments Executive Committee.

The address of the Sub-Adviser and its director is 399 Park Avenue, 4th Floor, New York, NY 10022.  The Sub-Adviser is a wholly-owned subsidiary of PGI.  PGI is located at 70 Pine Street, New York, NY 10270.  Upon the closing of the Transaction, PGI became a wholly owned subsidiary of Bridge Investment Holdings Company Limited, located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands, which is a wholly-owned subsidiary of Bridge Partners.  The address of Bridge Partners is Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  The general partner of Bridge Partners is Bridge Holdings Company Limited (“BHCL”), located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  BHCL is wholly-owned by Pacific Century Investment Holdings (Cayman Islands) Limited (“PCIHL”), located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  PCIHL is wholly-owned by Pacific Century Investment Holdings No. 1 Limited (“PCIH No. 1”), located at Portcullis TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands.  PCIH No. 1 is wholly-owned by Chiltonlink Limited, located at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands, which, in turn, is wholly-owned by Mr. Li Tzar Kai, Richard, whose address is 38/F Citibank Tower, Citibank Plaza, 3 Garden Road, Hong Kong.

RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837, is the distributor of the units of interest of the Fund pursuant to a distribution agreement with the Fund.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator to provide services to the Fund and the Master Fund.

VOTING INFORMATION

Required Vote. To become effective, each of the Reclassification and the approval of the New Agreement require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Fund present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Fund. This voting requirement is referred to herein as a “majority of the outstanding voting securities.”  For more information, see “Voting Information—Quorum, Abstentions and Adjournments.”

Record Date. Only members of record at the close of business on January 31, 2013, will be entitled to vote at the Meeting.  As of January 31, 2013, the outstanding units of interest of the Fund had a net asset value of approximately $16.1 million.  All interests of the Fund will vote in one class and each member will be entitled to a number of votes equivalent to such member’s “Investment Percentage” as of the record date for such meeting.  “Investment Percentage” means a member’s percentage ownership in the Fund determined by dividing the balance of the member’s capital account as of the beginning of a fiscal period by the sum of the balances of the capital accounts of all members at such time.

You may send in your proxy by one of the following methods.

1.	Complete, sign and return the enclosed proxy card promptly in the postage paid envelope.

2.
Call the toll free number listed on the front of the enclosed proxy card. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card.

In accordance with Section 18-302 of the Delaware Limited Liability Company Act, members may authorize the persons named as proxies to vote their interests by telephone, telegram or other electronic means.

Quorum, Abstentions and Adjournments.  A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding units of interests entitled to vote. Votes withheld and abstentions will be counted as present for quorum purposes. “Broker non-votes” (i.e., held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as interests present for quorum purposes with respect to such matters. Votes withheld, abstentions and broker non-votes will have the same effect as a vote against the proposal.  In the absence of a quorum, a meeting of the members may be adjourned by action of a majority of the members present in person or by proxy without additional notice to the members.

Revocation of Proxy.  Any member giving a proxy may revoke it at any time prior to its exercise by delivering to the Fund a written revocation or a duly executed proxy bearing a later date or by notifying the Fund in writing at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person.  Such written revocation notices may be submitted by mail, facsimile or email.  Being present at the Meeting alone does not revoke a previously executed and returned proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of January 31, 2013, none of the Directors or officers held a substantial interest of the Fund.  There were no members owning of record or beneficially 5% or more of the outstanding interests of the Fund at January 31, 2013.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matter which will be brought before the Meeting. However, if other matters properly come before the Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

Annual and Semi-Annual Reports

Members may receive a copy of the Fund’s Annual Report for the fiscal year ended March 31, 2012 and the Fund’s Semi-Annual Report for the six months ended September 30, 2012, which are available on the Securities and Exchange Commission’s website at www.sec.gov.  Members may request a copy without charge by contacting the Manager at (800) 245-9888, or writing to the Fund.

Member Proposals

Pursuant to the Fund’s Limited Liability Company Agreement, only the business brought before the Meeting pursuant to the Fund’s notice of meeting attached to this Proxy Statement shall be conducted at the Meeting.  The Fund is not required, and does not intend to conduct an annual meeting of its members.  A meeting to consider other business for the Fund may be called by the Members of the Fund holding a majority of the total number of votes eligible to be cast by all Members in accordance with the Fund’s Limited Liability Company Agreement.

At the same time as the submission of any member proposal for a meeting to consider other business that, if approved and implemented by the Fund, would cause the Fund to be in breach of any covenant of the Fund or otherwise cause a default (in any case, with or without notice or lapse of time) in any existing debt instrument or agreement of the Fund or other material contract or agreement of the Fund, the proponent member or members must submit to the Secretary at the principal executive offices of the Fund (i) evidence satisfactory to the Board of the lender’s or contracting party’s willingness to waive the breach of covenant or default or (ii) a detailed plan for repayment of the indebtedness to the lender or curing the contractual breach or default and satisfying any resulting damage claim, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to the Board in its discretion, and evidence of the availability to the Fund of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the member nomination or other proposal that are at least as favorable to the Fund, as determined by the Board in its discretion.

Additionally, if (i) submission of any member proposal for a meeting to consider other business that could not be considered or, if approved, implemented by the Fund without making a filing with or otherwise notifying or obtaining the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body (a “Governmental Action”) or (ii) such member’s ownership of interests or any solicitation of proxies or votes or holding or exercising proxies by such member or any of such member’s associates, or any proposed nominee or any of such proposed nominee’s associates, would require Governmental Action, then, at the same time as the submission of any member proposal for a meeting to consider other business, the proponent member or members must submit to the Secretary at the principal executive offices of the Fund (x) evidence satisfactory to the Board that any and all Governmental Action has been given or obtained, including, without limitation, such evidence as the Board may require so that any nominee may be determined to satisfy any suitability or other requirements or (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the member’s diligent and best efforts, a detailed plan for making or obtaining the Governmental Action prior to the implementation of such proposal, which plan must be satisfactory to the Board in its discretion.

The foregoing description of the procedures for a Fund member to properly propose a meeting to consider other business for the Fund is only a summary and is not complete.  Copies of the Fund’s Limited Liability Company Agreement, including the provisions which concern the requirements for meetings of members, may be obtained by writing to the Fund’s Secretary at 570 Lexington Avenue, New York, New York  10022. Any member considering making a proposal should carefully review and comply with those provisions of the Fund’s Limited Liability Company Agreement.

Communication with the Board

Any member or other interested party who desires to communicate with the Fund’s independent directors or any other directors, individually or as a group, may do so by calling the Manager at (800) 245-9888, or by writing to the party for whom the communication is intended, in care of the Manager, 570 Lexington Avenue, New York, New York 10022.  The Manager will then deliver any communication to the appropriate party or parties.

Results of Voting

Members will be informed of the voting results of the Meeting in the Fund’s next annual report, which will be sent to members on or before May 30, 2013.

Expenses

The Fund will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures.

Householding

Only one Proxy Statement is being delivered to multiple members sharing an address unless the Fund has received contrary instructions from one or more of the members. The Fund will deliver promptly upon request a separate copy of the Proxy Statement to a member at a shared address to which a single copy of the documents was delivered. Members may notify the Fund that they would like to receive a separate copy of the Proxy Statement by submitting a request in writing to the Fund at: 570 Lexington Avenue, New York, New York 10022, or via telephone at (800) 245-9888.  Members sharing an address and receiving multiple copies of Proxy Statements may request to receive a single copy by contacting the Fund as set forth above.

Form of Proxy Card

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

PROXY SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
SPECIAL MEETING OF MEMBERS ON MARCH 25, 2013

The undersigned member hereby appoints Garrett R. D’Alessandro, Jay C. Nadel, Susan Henshaw Jones and Daniel S. Hanwacker Sr., jointly and severally, as proxies, with full power to appoint such member’s substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Rochdale Core Alternative Strategies Fund TEI LLC (the “Fund”) held of record by the undersigned at the close of business on January 31, 2013, at the special meeting of members of the Fund to be held at the offices of Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York 10022 on March 25, 2013, at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement dated March 11, 2013.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS.

1.	To approve changing the classification of the Fund from a “diversified” fund to a “non-diversified” fund as such terms are defined in Investment Company Act of 1940, as amended.

Place an “X” in one box.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.
To approve a new sub-investment advisory agreement (the “New Agreement”) between the Manager and PineBridge Investments, LLC (the “Sub-Adviser”) that is substantially identical to the current sub-investment advisory agreement except for the preferred return used in the calculation of the incentive fee payable to the Sub-Adviser, and with respect to the division of the investment management fee  between the Manager and the Sub-Adviser.

Place an “X” in one box.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO (212)-702-3535 OR AS A SCANNED EMAIL ATTACHMENT TO ROCHDALE@ROCHDALE.COM.  IF YOU VOTE BY FACSIMILE OR EMAIL, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR” (i) the approval of changing the classification of the Fund from a “diversified” fund to a “non-diversified” fund as such terms are defined in Investment Company Act of 1940, as amended, and (ii) the approval of the New Agreement.  The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting or any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title.  If interests in the Fund are held jointly, each holder should sign.

Name of Member (exactly as it appears on your account statement)
Authorized Signature Title:	Authorized Signature Title:
Date:

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.
2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:    for Corporate Accounts

Registration	Valid Signature
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Fundee

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail		Voting by Facsimile
•	Read the Proxy Statement	•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card	•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card	•	Sign and date this proxy card
•	Mail your completed proxy card in the enclosed envelope	•	Return the completed proxy card by facsimile to (212) 702-3535
		•	Do not mail this proxy card
Voting by Email
•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card
•	Scan the completed proxy card, and return the scanned proxy card as an email attachment to Rochdale@rochdale.com
•	Do not mail this proxy card

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL

Only properly executed proxies received before the Special Meeting of Members to be held on March 25, 2013 at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

AMENDED AND RESTATED
SUB-INVESTMENT ADVISORY AGREEMENT

AMENDED AND RESTATED AGREEMENT by and among Rochdale Investment Management LLC, a limited liability company organized under the laws of Delaware (the “Adviser”) and PineBridge Investments LLC, a limited liability company organized under the laws of Delaware (“PineBridge”), effective as of ________, 2013 (the “Effective Date”).

W I T N E S S E T H:

WHEREAS, the Adviser is the Investment Manager for Rochdale Core Alternative Strategies Master Fund, LLC, a Delaware limited liability company (the “Fund”);

WHEREAS, the Adviser and the Fund have entered into an Investment Management Agreement dated as of July 2, 2012, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management and advisory services to the Fund;

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company and intends to qualify as a  partnership under the Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, PineBridge is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser retained PineBridge as a sub-adviser to provide investment management services with respect to the Fund subject to the terms and conditions set forth in the Sub-Investment Advisory Agreement dated January 17, 2007 (the “Original Agreement”);

WHEREAS, the Adviser and PineBridge entered into an interim agreement dated March 26, 2010 and a  subsequent, substantively identical, agreement (the “2010 Agreement”) dated July 12, 2010, as amended upon a change in the control of PineBridge;

WHEREAS, the Adviser and PineBridge entered into an amendment to the 2010 Agreement dated June 13, 2011 changing the annual termination date to Dec 31 from July 12;

WHEREAS, following the change of control of the Adviser, the Adviser and PineBridge entered into a new Sub-Investment Advisory Agreement dated as of July 2, 2012 (the “2012 Agreement”) that was substantially identical to the 2010 Agreement;

WHEREAS, the Fund’s board of directors, the Advisor and PineBridge have determined that it is in the best interest of the Fund and its investors to adjust the Fund’s investment strategy, and therefore the parties hereto desire to amend and restate the 2012 Agreement to modify the Preferred Return set forth on Schedule 2 so that the Preferred Return will more closely correspond to the Fund’s investment strategy and make such other amendments as reflected herein; and

WHEREAS, pursuant to the requirements of the 1940 Act, the members of the Fund have approved this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, amend and restate the 2012 Agreement as set forth herein and agree as follows:

1.
Appointment.  The Adviser hereby authorizes and appoints PineBridge as investment sub-adviser in furtherance of the Advisory Agreement with the Fund and, as the Adviser’s and the Fund’s agent and attorney-in-fact, to exercise the investment discretion described below with respect to the assets of the Fund, and to execute all documentation, on its behalf or on behalf of the Fund, necessary to facilitate investment in securities for the Fund, and PineBridge hereby accepts this appointment subject to the terms of this Agreement.  PineBridge shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Fund or the Adviser and in compliance with such policies as the Directors of the Fund or the Adviser may from time to time establish and communicate to PineBridge, and in compliance with (a) the objectives, policies and limitations for the Fund set forth in the Fund’s current offering documents, including without limitation, the confidential memorandum, prospectus and statement of additional information, as used by the Adviser and the Fund’s distributor in connection with the distribution efforts and as provided to PineBridge  (the “Prospectus”), and (b) applicable laws, rules and regulations  under the 1940 Act and  the Advisers Act and applicable state laws. To the extent that the Fund or the Adviser authorizes any party other than PineBridge to execute and deliver subscription agreements, redemption requests and/or related documents in connection with the Fund's investments in hedge funds or redemptions from hedge funds (as described in the Prospectus), PineBridge shall not be responsible for any liabilities, costs, damages or other expenses arising from such party’s failure to execute such documents in accordance with the instructions of PineBridge, the Fund or the Adviser or otherwise arising from such party’s negligence in executing and delivering such documents.

2.	Representations and Warranties.

2.1	The Adviser hereby represents and warrants to PineBridge as follows:

(a)
the Adviser has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by the Adviser, and constitutes a legal, valid and binding obligation enforceable against the Adviser in accordance with its terms.  No consent of any person, and no license, permit, approval or authorization of, exemption by, report to, or registration, filing or declaration with, any governmental authority is required by the Adviser in connection with the execution, delivery and performance of this Agreement other than those already obtained or disclosed to PineBridge.

(b)
the execution, delivery and performance of this Agreement will not violate any provision of any law or regulation binding on the Adviser, or any order, judgment or decree of any court or government authority binding on the Adviser or the charter or by-laws or any other governing document of the Adviser, or any material contract, indenture or other agreement, instrument or undertaking to which the Adviser is a party or by which the Adviser or any of its assets may be bound, or require the creation or imposition of any lien on its property, assets or revenues.

(c)
the signatories to this Agreement are all officers, employees or agents of the Adviser authorized to take action with respect to the Adviser (“Authorized Persons”), the list of signatures attached hereto as Schedule 1 which is certified by the Adviser’s secretary, or other appropriate person, constitutes the valid signatures of Authorized Persons, and, promptly after any change therein, the Adviser will send PineBridge a revised list of Authorized Persons and evidence of the authority for such change.

2.2	PineBridge hereby represents and warrants to the Adviser and the Fund as follows:

(a)
PineBridge has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by PineBridge and constitutes a legal, valid and binding obligation enforceable against PineBridge in accordance with its terms.  No consent of any person, and no license, permit, approval or authorization of, exemption by, report to, or registration, filing or declaration with, any governmental authority is required by PineBridge in connection with the execution, delivery and performance of this Agreement other than those already obtained or disclosed to the Adviser.

(b)
the execution, delivery and performance of this Agreement will not violate any provision of any law or regulation binding on PineBridge, or any order, judgment or decree of any court or government authority binding on PineBridge or the charter or by-laws of PineBridge, or any material contract, indenture or other agreement, instrument or undertaking to which PineBridge is a party or by which it or its assets may be bound, or require the creation or imposition of any lien on its property, assets or revenues.

(c)	PineBridge is registered as an investment adviser under the Advisers Act.

3.	Scope of Authorization.

3.1
PineBridge shall act as the investment sub adviser to the Adviser for purposes of the Advisers Act, and shall, continuously during the term of this Agreement, manage the assets of the Fund for the Adviser pursuant to the objectives, strategies, policies and restrictions set forth in the Prospectus.   In connection therewith, PineBridge shall have full power to supervise and direct the investment and reinvestment of such assets of the Fund and engage in such transactions with respect to the Fund as PineBridge may deem appropriate, in PineBridge's absolute discretion and without prior consultation with the Adviser or the Fund, subject only to this Agreement and the Prospectus.  The Adviser hereby acknowledges that the Adviser has no authority under this Agreement to direct PineBridge to engage in any specific trade or transaction.

3.2
The parties acknowledge that the Adviser shall handle proxy voting pursuant to the  “Proxy Voting Procedures” summarized in the Prospectus.  In the event that it is mutually agreed to in writing by the parties that PineBridge shall handle proxy voting pursuant to such Procedures, in which case PineBridge or its delegatee will handle such proxy voting, PineBridge shall have discretion to vote proxies associated with securities held in the Fund or to delegate such voting authority, subject to PineBridge’s guidance. The Adviser hereby agrees that PineBridge will not be responsible or liable for failure to exercise such discretion, and PineBridge shall not incur any liability as a result of PineBridge or such proxy voting service not receiving such proxies or related shareholder communications from the Adviser on a timely basis.  Affiliates (as defined herein) may institute lawsuits on their own behalf based upon securities that PineBridge has purchased for them, and PineBridge may provide them with assistance.  In the event that PineBridge has purchased the same security for the Fund alongside its investments on behalf of its Affiliates, PineBridge will generally seek to inform the Fund that it may also have a cause of action with respect to the security.  PineBridge will also as a general matter make available to the Fund such rights, if any, as PineBridge may have against any such issuer in its capacity as the Fund’s agent and will, where possible, give the Fund such assistance as it may reasonably require to exercise its rights in any such action it seeks to undertake.  PineBridge would not, however, generally search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in the Fund, nor would it institute a lawsuit on the Fund’s behalf in lawsuits arising from investments held in the Fund.  In addition, given the size and breadth of PineBridge’s business, it is possible that there may be situations in which PineBridge or an Affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held in the Fund.  Related to these situations, there is the possibility, due to confidentiality requirements or conflicts of interest, that PineBridge would be restricted from informing the Fund of potential legal actions and activities.

3.3
The Adviser shall notify PineBridge from time to time of any institutions that serve as a custodian for the Fund and, in such capacity, hold the Fund’s cash and assets. The Adviser understands and acknowledges that (i) PineBridge shall at no time have custody or physical control of the assets of the Fund, (ii) PineBridge shall not be liable for any act or omission of the Fund’s custodian(s), (iii) PineBridge shall give instructions to the custodian(s), in writing or orally, and (iv) the Adviser shall instruct the Fund’s custodian to provide PineBridge with such periodic reports concerning the status of the Fund as PineBridge may reasonably request from time to time.  The Adviser will not change the Fund’s custodian(s) without giving PineBridge reasonable prior notice of its intention to do so together with the name and other relevant information with respect to the new custodian(s).

3.4
PineBridge may retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing PineBridge or the Adviser with statistical and other factual information, advice regarding economic factors and trends, advice as to transactions in specific securities or such other information, or advice or assistance as PineBridge may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser.

4.
Reporting.  PineBridge shall send, or cause to be sent, reports with respect to the assets of the Fund in such form and at such intervals as shall be agreed to by the Adviser and PineBridge, or as shall be required by applicable law, rules or regulations or as PineBridge shall deem necessary.

5.
Management Fees.  PineBridge's fees for services rendered hereunder (the “Management Fee”) shall be calculated and paid in accordance with the Schedule of Fees attached hereto as Schedule 2 or in any amended Schedule of Fees amended pursuant to Section 11 hereto. The Adviser acknowledges that the Adviser and the Fund will be separately responsible for all transaction expenses, including without limitation brokerage commissions, taxes, custodian fees and any other transaction-related fees, and the Adviser authorizes PineBridge to incur and pay such expenses (except for the Management Fee) out of the Fund’s assets, as deemed appropriate by PineBridge.

6.	Acknowledgments and Consents.

The Adviser hereby acknowledges and consents to the following:

(d)
The Adviser has received a copy of Part 2 of PineBridge’s Form ADV and confirms having read and understood the disclosures contained therein, including without limitation the sections setting forth the various procedures, understandings and conflicts of interest relating to the Fund and PineBridge’s relationship with its Affiliates, and the Adviser agrees that PineBridge’s services hereunder shall be subject to such procedures and understandings and conflicts of interest. If the Adviser did not receive PineBridge's ADV Part 2 prior to the date of execution of this Agreement, the Adviser understands that it may terminate this Agreement without penalty within five business days after such date of execution, provided that such termination shall be at the risk of the Adviser.

(e)
The Adviser understands the investment strategies intended to be followed in respect of the management of the Fund’s assets and hereby consents thereto and understands that PineBridge makes no representation as to the success of any investment strategy or security that may be recommended or undertaken by PineBridge with respect to the management of the Fund’s assets.

(f)	PineBridge and its Affiliates may disclose the identity of the Fund or the Adviser as part of any representative list of clients.

(g)
(i) PineBridge acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the time or nature of action taken, with respect to the Fund; and (ii) Affiliates of PineBridge and officers, directors and employees of PineBridge and such Affiliates of PineBridge may engage in transactions, or cause or advise other customers to engage in transactions, which may differ from or be identical to transactions engaged in by PineBridge for the Fund or recommend any transaction which any of such Affiliates or any of the officers, directors or employees of PineBridge or such Affiliates may engage in for their own accounts or the account of any other customer, except as otherwise required by applicable law.  To the extent permitted by law, PineBridge shall be permitted to bunch or aggregate orders for the Fund with orders for other accounts.

(h)
PineBridge uses diligent efforts to allocate or rotate investment opportunities where there is a limited supply of a security.  The Adviser understands, however, that, in spite of such efforts, PineBridge cannot always assure equality among all accounts and clients.

(i)
By reason of PineBridge's investment advisory activities and other activities of its Affiliates, PineBridge may acquire confidential information or be restricted from initiating transactions in certain securities.  The Adviser acknowledges and agrees that PineBridge will not be free to divulge to the Adviser, or to act upon, any such confidential information with respect to PineBridge's performance of this Agreement and that, due to such a restriction, PineBridge may not initiate a transaction that PineBridge otherwise might have initiated.

(j)
The Adviser hereby authorizes PineBridge to invest all or any portion of the Fund in commingled vehicles otherwise consistent with the Prospectus and with applicable laws, rules and regulations under  the 1940 Act, whether advised by PineBridge or its Affiliates (“Managed Funds”) or by a third party manager.  It is understood that Fund assets invested in Managed Funds will be excluded from the Fund in determining the Management Fee payable to PineBridge hereunder to the extent that PineBridge and/or any of its Affiliates receive fees directly from the Managed Fund(s) for the advisory services provided thereto.  Where the Fund is invested into a Managed Fund in which the Fund’s portion of the Managed Fund assets either receives a rebate of advisory fees or pays no advisory fees, such assets shall be included in the Fund in determining the Management Fees payable to PineBridge hereunder.  The Adviser acknowledges that in both cases, PineBridge or its Affiliates may receive certain administrative fees as well.  The Adviser acknowledges that investment in any commingled vehicles advised by PineBridge or a third party manager will be subject to the standard fees and charges of such vehicles (other than the advisory fees referred to in sentence 2 of this paragraph (g)) in addition to the Management Fee, unless otherwise agreed between the parties.

(k)
In addition, PineBridge may from time to time temporarily invest cash balances in the Fund in any registered, open-end money market investment company for which PineBridge or any of its Affiliates serves as investment adviser.  In connection with investments in such money market Managed Funds, the Adviser understand that the Fund’s assets so invested will be included in determining the Management Fee payable to PineBridge under this Agreement.

(l)
Each party shall promptly notify the other of any facts or circumstances or any change therein that may, directly or indirectly, affect the status or management of the Fund by PineBridge, including, without limitation, any change in the status of any of the representations or warranties provided in Section 2 hereof.

(m)
The Adviser acknowledges that the guidelines, percentage limitations  and restrictions in the Prospectus apply at the time of purchase only (except as otherwise required by applicable law, rules and regulations under the 1940 Act), and failure to comply with any specific guideline, percentage limitation  or restriction contained therein because of events outside of PineBridge’s control (such as, but not limited to, market fluctuation, changes in the capital structure of any company included in the Fund’s portfolio, ratings agency or credit ratings changes or Fund share repurchases)  will not be deemed a breach of the Prospectus or this Agreement.

(n)
The Adviser acknowledges that PineBridge is not responsible or liable for the information contained in the Prospectus except for information specifically relating to the business of PineBridge and its Affiliates.

7.
Execution of Transactions.  PineBridge may place orders for the execution of transactions with or through such brokers, dealers or banks as PineBridge may select in its sole discretion, and may, consistent with its duty to seek best execution and in compliance with applicable securities laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, pay a commission on transactions which may be greater than the amount of the commission another broker or dealer might have charged, provided that PineBridge determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the overall responsibilities with respect to all the accounts as to which investment discretion was exercised.  Subject to the foregoing, the Adviser acknowledges that such research services rendered may be useful in providing services to clients other than the Adviser or indirectly the Fund, and that not all such information will necessarily be used by PineBridge in connection with rendering sub-advisory services to the Adviser with respect to the Fund.

8.	Limits on PineBridge’s Responsibility.

8.1
PineBridge shall not be responsible for the solvency of or the performance of the obligations of any third party bank, clearing organization, broker, intermediary, nominee or agent appointed or employed by PineBridge in good faith for the performance of its duties, but PineBridge shall make available to the Adviser such rights (if any) as PineBridge may have against such person in its capacity as agent for the Adviser or the Fund in the event of the insolvency of any of the above or its failure properly to perform such obligations and shall give such assistance as the Adviser may reasonably require to exercise such rights.

8.2
PineBridge shall be fully protected in acting and relying upon any written advice, certificate, notice, instruction, request or other paper or document which PineBridge in good faith believes to be genuine and to have been signed or presented by an Authorized Person or other proper party or parties, and may assume that any person purporting to give such advice or other paper or document has been duly authorized to do so unless contrary instructions have been delivered to PineBridge by the Adviser.  Any notice or instruction required to be in writing under this Agreement may be provided via electronic mail at an address supplied by PineBridge.

8.3
PineBridge may seek the advice of outside legal counsel in the event of any dispute or questions as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

8.4
(a)
Except as may otherwise be provided by the 1940 Act or any other federal securities law, PineBridge, any of its affiliates and any of the officers, partners, employees, consultants, or agents thereof shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by the Fund, Adviser, or any of its affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) (collectively, “Adviser Indemnitees”) as a result of any error of judgment or mistake of law by PineBridge regarding sub-advisory services it provides to the Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of PineBridge for, and PineBridge shall indemnify and hold harmless the Adviser Indemnitees against any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise, directly arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of PineBridge in the performance of any of its duties or obligations hereunder; or (ii) any violation of federal or state statutes or regulations by PineBridge; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights which the Adviser may have under applicable securities or other laws, rules or regulations.  Under no circumstances shall PineBridge be deemed liable for any indirect or consequential damages.

(b)
Except as may otherwise be provided by the 1940 Act or any other federal securities law, Adviser shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by PineBridge or any of its affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons (as described in Section 15 of the 1933 Act) (collectively, “PineBridge Indemnitees”) as a result of any error of judgment or mistake of law by Adviser regarding advisory services it provides with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of Adviser for, and Adviser shall indemnify and hold harmless the PineBridge Indemnitees against any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the PineBridge Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise directly arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder; or (ii) any violation of federal or state statutes or regulations by the Adviser or the Fund; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights which PineBridge may have under applicable securities or other laws, rules or regulations.  Under no circumstances shall the Adviser be deemed liable for any indirect or consequential damages.

(c)
After receipt by the Adviser or PineBridge, their affiliates, or any officer, director, employee, or agent of any of the foregoing, entitled to indemnification as stated in (a) or (b) above (“Indemnified Party”) of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this section (“Indemnifying Party”), such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof as soon as practicable after the summons or other first written notification giving information of the nature of the claim that has been served upon the Indemnified Party; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this section, except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give such notice.  The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding, and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

8.5
The Adviser acknowledges that any benchmarks associated with the investment program being provided pursuant to this Agreement or that may be referred to in the Prospectus are for measurement purposes only, and any such specific investment objectives are targets only, and PineBridge shall not be liable to the Adviser, to the Fund, or to any third party for PineBridge’s failure to meet or outperform any such benchmark or investment objective.

9.	Term and Termination of Agreement.

(a)
This Agreement shall become effective as of the Effective Date and shall continue in effect until December 31, 2013, and then from year to year thereafter, unless sooner terminated as set forth herein,  provided that such continuance is approved at least annually by the vote of a “majority of the outstanding voting securities of the Fund” or by the Fund’s Board; and provided that in either event such continuance is also approved by a majority of the members of the Fund’s Board who are not parties to this Agreement or “interested persons” (as defined by the 1940 Act), of any such person or of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. The first such annual review following the effective date of this Agreement shall be conducted on or before a date that is not more than 12 months following the date on which the Board conducted its previous review of the prior agreement in accordance with the Board’s responsibilities under Section 15 of the Investment Company Act.  The delivery of a signed counterpart by facsimile or email shall be binding on the signatory.

(b)
This Agreement may be terminated, at any time, without payment of any penalty: (i) by the Fund upon sixty days’ prior written notice to PineBridge and the Adviser, either by majority vote of the Fund’s Board or by the vote of a majority of the outstanding voting securities of the Fund” (as defined by the 1940 Act and the rules thereunder); (ii) by the Adviser upon sixty days’ prior written notice to PineBridge and the Fund; and (iii) by PineBridge upon sixty days’ prior written notice to the Adviser and the Fund.  This Agreement shall terminate automatically in the event that (i) the Advisory Agreement is terminated, or (ii) there is an “assignment” (as defined by the 1940 Act and the rules thereunder), unless such automatic termination shall be prevented by an order or rule of the Securities and Exchange Commission (the “SEC”).  The “Termination Date” shall herein be understood to mean the date that PineBridge’s advisory authority over the Fund terminates, and shall not mean the date of notice of termination.  The termination of the authority granted by this Agreement shall not in any way affect any liability resulting from a transaction initiated prior to the Termination Date.  The Management Fee will be prorated to the Termination Date.

(b) Termination will not in any event affect accrued rights or existing commitments, or contractual provisions intended to survive termination, and will be without penalty or other additional payment, save that the Adviser or the Fund (as appropriate) will pay any additional expenses necessarily incurred by PineBridge in connection with the termination of this Agreement, and any losses necessarily realized in concluding outstanding transactions.  Clauses 8, 9, 10 and 13 will survive any termination of this Agreement.

10.	Governing Law; Submission to Jurisdiction.

10.1
This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or another jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York; provided, however, that nothing contained in this Agreement shall be construed in any manner as inconsistent with Federal law, including without limitation, the Advisers Act or any rule, regulation or order of the SEC promulgated thereunder. If any provision of this Agreement shall be declared to be invalid, illegal or unenforceable, such declaration shall be fully severable, and this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part of this Agreement, and such invalid, illegal or unenforceable provision shall not be deemed to affect any of the other provisions of this Agreement, which shall remain in full force and effect.

10.2
If any suit is instituted by any of the parties to enforce any of the terms or conditions of this Agreement, each of the parties hereby submits to the exclusive jurisdiction of and venue in the federal courts of the United States of America, County of New York, State of New York, to the extent permitted by federal law, and otherwise, each of the parties hereby submits to the exclusive jurisdiction of and venue in the state courts of the State of New York located in the city and county of New York.

10.3
Waiver of Jury Trial Right.  EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.  Each party hereby (i) certifies that no representative, agent or attorney of the other has represented, expressly or otherwise, that the other would not, in the event of a proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

11.
Entire Agreement: Amendment.  This Agreement, including the schedules hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any warranty, representation or arrangement previously given or made, other than those expressly set out herein.  This Agreement may not be amended except in writing signed by each of the parties hereto.

12.
No Waiver.  Neither the failure nor delay on the part of any party in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further waiver of any right or remedy. No waiver hereunder shall be effective unless it is authorized by the party asserted to have granted such waiver.

13.
Successors and Assigns.  Subject to Section 3.4 herein, no assignment (as that term is defined in the Advisers Act) of this Agreement may be made by any party to this Agreement without the prior consent of the other parties hereto. Subject to the foregoing, this Agreement shall inure to the benefit and be binding upon the parties hereto and each of their respective successors and permitted assigns.

14.
Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date indicated after its name to become effective as of the Effective Date.

ROCHDALE INVESTMENT MANAGEMENT LLC

Address for Notices:
By: ________________________	_____________________________
Name: ________________________	_____________________________
Title: ________________________	_____________________________
Date: ________________________	Tax ID Number: ________________

AGREED TO AND ACCEPTED:
PINEBRIDGE INVESTMENTS LLC

By: ______________________________	Date: ________________________

Name:___________________________

Title: ____________________________

Address for Notice:	With a copy to:
PINEBRIDGE INVESTMENTS LLC	PINEBRIDGE INVESTMENTS LLC
399 Park Avenue	399 Park Avenue
4th Floor	4th Floor
New York, New York 10022	New York, New York 10022
Attn: Robert Discolo	Attn: Paul Citardi

SCHEDULE 1
TO
SUB-INVESTMENT ADVISORY AGREEMENT

Please attach a certificate of the Adviser’s secretary, or other appropriate person, setting forth the names and valid signatures of officers, employees or agents of the Adviser authorized to take action, individually, with respect to the Fund.  If action by more than one of the Authorized Persons listed herein is required, please indicate this, and explain in detail.

[Please complete and return]

Certificate

The undersigned officer of Rochdale Investment Management LLC (the “Adviser”), hereby certifies that PineBridge Investments LLC (“PineBridge”) is hereby authorized to give effect to such instructions as may be given from time to time on behalf of the Adviser to PineBridge by any one of the following persons where such instructions arise out of or are connected with the Amended and Restated Sub-Investment Advisory Agreement between Adviser and PineBridge, dated the __ day of ________ 2013 (as the same may be amended from time to time).

__________________________
Name: Kurt Hawkesworth,
Title: Chief Operating Officer

Name(s) of Person(s) authorized as above:                                                                                     Specimen Signature(s):

Russ Launer

Gregg Giaquinto

Anthony Sozio

Garrett D’Alessandro

Kurt Hawkesworth

SCHEDULE 2
TO
SUB-INVESTMENT ADVISORY AGREEMENT

MANAGEMENT FEE AND INCENTIVE FEE

(a) Management Fee

The Adviser shall pay a management fee to PineBridge at a rate equal to 40% of the amount of the current fee earned by the Adviser pursuant to its Investment Management Agreement with the Fund. This management fee payable to PineBridge is referred to herein as the “Management Fee” and it will be calculated, accrued and payable on the same basis as the fee payable to the Adviser described in the following paragraph, except that the Management Fee: (a) shall be 40% of the Adviser’s fee, (b) shall be paid from the Adviser’s assets and (c) shall not be negatively affected by the Adviser’s contractual agreement with each of the following funds to waive and/or reimburse expenses to the extent necessary to limit: (i) Rochdale Core Alternative Strategies Fund TEI LLC’s and the Fund’s combined annualized expenses to 2.25% or (ii) Rochdale Core Alternative Strategies Fund LLC’s and the Fund’s combined annualized expenses to 2.25%.

The Fund will pay the Adviser an investment management fee at an annual rate equal to 1.25% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment management fee will accrue monthly and will be payable at the end of each quarter. The investment management fee will be paid to the Adviser out of the Fund's assets.

(b) Incentive Fee

At the end of each Incentive Period, the Adviser will pay PineBridge an Incentive Fee equal to 10% of each Member’s Net Profits in excess of such Member’s Loss Carryforward Amount and the Preferred Return for such Incentive Period. The Incentive Fee is payable to PineBridge within 35 days of the end of the applicable Incentive Period.

“Capital Account” is the capital account of a Member, as maintained by each respective Feeder Fund.

A “Fiscal Period” for a Feeder Fund begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year of the applicable Feeder Fund, (ii) the last day of each taxable year of the applicable Feeder Fund, (iii) the day preceding the date as of which any contribution to the capital of the applicable  Feeder Fund is made, (iv) any day as of which the applicable Feeder Fund repurchases any interests of any Member, (v) any day as of which any amount is credited to or debited from the Capital Account of any Member of the applicable Feeder Fund other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective ownership of interests, or (vi) any other day as determined by each Feeder Fund’s Board of Directors.  The first Fiscal Period of a Feeder Fund shall commence on the first closing date of such Feeder Fund and end on the first to occur of one of the items listed in the previous sentence.

An “Incentive Period” with respect to a Member shall mean, in the case of the first Incentive Period, the period beginning on the date in which the Member’s Capital Account was opened and ending on the last day of the calendar year, and in the case of subsequent Incentive Periods, each calendar year; provided, further that in the case of a repurchase of an interest (or portion thereof) on a repurchase date, the final Incentive Period for such interest (or portion thereof) shall end on such repurchase date; and provided further that in the event that a Feeder Fund is terminated, the final Incentive Period for all interests shall end on the date of such termination.

The “Loss Carryforward Amount” for a Member commences at zero and, for each Incentive Period, is increased by the Net Losses allocated to such Member’s Capital Account for such Incentive Period or is reduced (but not below zero) by the Net Profits allocated to such Member’s Capital Account for such Incentive Period. A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s Capital Account.

“Net Assets” is the value of the total assets less all liabilities, including accrued fees and expenses, attributable to a Capital Account.

“Net Profits” or “Net Losses” is the amount by which the Net Assets attributable to a Member’s Capital Account as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets attributable to such Member’s Capital Account as of the commencement of the same Fiscal Period.

The “Preferred Return” is a non-cumulative, annual return equal to the annual weighted average returns of a composite benchmark consisting of 50% of the Barclays Capital U.S. Corporate High Yield Index (Total Return) and 50% of the Credit Suisse Institutional Leveraged Loan Index.  To the extent that a capital contribution is made by a Member after the start of a calendar year or a repurchase of an interest (or a portion thereof) in either Feeder Fund occurs prior to the end of the calendar year, the Preferred Return will be pro-rated accordingly.

A “Member” is a person or entity admitted as a member to either Rochdale Core Alternative Strategies Fund TEI LLC or Rochdale Core Alternative Strategies Fund LLC (each, a Feeder Fund”).

The Incentive Fee payable to PineBridge by the Adviser shall not be affected by the Adviser’s contractual agreement with each of the following funds to waive and/or reimburse expenses to the extent necessary to limit: (i) Rochdale Core Alternative Strategies Fund TEI LLC’s and the Fund’s combined annualized expenses to 2.25% or (ii) Rochdale Core Alternative Strategies Fund LLC’s and the Fund’s combined annualized expenses to 2.25%.

Example of the Calculation of the Incentive Fee

A Member makes an initial purchase of an interest in a Feeder Fund for $1000 as of January 1, 2013 and makes no further capital contributions in 2013 or in 2014.  Assume that the Preferred Return is 5% for each of 2013 and 2014.  As of December 31, 2013, the total of Net Profits attributable to such Member’s Capital Account for 2013 is $40 and the value of the Member’s Capital Account as of December 31, 2013 is $1,040.  As result, no Incentive Fee would be payable to PineBridge as of December 31, 2013 because the Net Profits were less than the Preferred Return ($40 < 5% x $1000).

The Feeder Fund offers to repurchase interests of Members as of June 30, 2014.  The Member requests that one-half of his interest be repurchased in the repurchase offer and the request is accepted.  As of June 30, 2014, the total of Net Profits attributable to such Member’s Capital Account from January 1, 2014 through June 30, 2014 is $100 and the value of the Member’s Capital Account as of June 30, 2014 is $1,140 (prior to the deduction of any incentive fee and the repurchase).  The Incentive Fee with regards to the portion of the interest that is being repurchased would be equal to the following:

10% x [(Net Profits x 50%) – ((Preferred Return x Capital Account Balance as of January 1, 2014) x 50%)]

10% x [($100 x 50%) – ((5% x $1,040) x 50%)]

10% x [$50 – $26]
= $2.40

The incentive fee payable to PineBridge is $2.40 and the amount distributed to the Member is $567.60.  The value of the member capital account is $570.

As of December 31, 2014, the total of Net Profits attributable to such Member’s Capital Account from July 1, 2014 through December 31, 2014 is $50 and the value of the Member’s Capital Account as of December 31, 2014 is $620 (prior to the deduction of any incentive fee).  The Incentive Fee payable to PineBridge as of December 31, 2014 is equal to the following:

10% x [Net Profits – (Preferred Return x  January 1, 2014 Value of the Portion of the Capital Account not Repurchased)

10% x ($100 – (5% x $520))

10% x ($100 - $26)
= $7.40

The incentive fee payable to PineBridge is $7.40, and the value of the Member’s Capital Account is $612.60 as of December 31, 2014 after the deduction of the Incentive Fee.